UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report – February 18, 2015
(Date of earliest event reported)
QUESTAR CORPORATION
(Exact name of registrant as specified in its charter)

Utah	001-08796	87-0407509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South State Street, P.O. Box 45433, Salt Lake City, Utah 84145-0433
(Address of principal executive offices)
Registrant's telephone number, including area code (801) 324-5900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    Effective February 18, 2015, the Management Performance Committee of the Board of Directors (Board) of Questar Corporation (Questar) approved new forms of Award Agreement of Time-Based Restricted Stock Units and Performance Share Award Agreement between Questar and the Grantee pursuant to Questar's Long-Term Stock Incentive Plan. Copies of the new forms of Award Agreement of Time-Based Restricted Stock Units and Performance Share Award Agreement are attached as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and incorporated herein by reference. The new forms of award agreements provide for a “double trigger” (change in control and qualified termination of employment) for acceleration of awards in the event of a change in control, rather than the “single trigger” (change in control) previously used in award agreements.

Additionally, the Board approved an Amended and Restated Executive Severance Plan to provide that the treatment of outstanding equity awards held by the participants upon a change in control shall generally be governed by the terms of the applicable equity award agreement. A copy of the Amended and Restated Executive Severance Plan is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

(c)    Thomas C. Jepperson to assume role of Chief Operating Officer, Questar Corporation
On February 18, 2015, the Board of Directors approved the appointment of Mr. Jepperson, age 60, currently EVP and General Counsel, to Chief Operating Officer of the Company effective March 1, 2015, with no material change in compensation or benefits. Jepperson has served in many positions in his 26 years with Questar including general counsel, corporate secretary and leading the areas of compliance, environmental health and safety, and human resources.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit
10.1	Time-Based Restricted Stock Unit Agreement as of February 18, 2015
10.2	Performance Share Award Agreement as of February 18, 2015
10.3	Amended and Restated Executive Severance Compensation Plan as of February 18, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION (Registrant)

February 18, 2015	/s/ Julie A. Wray
Julie A. Wray Corporate Secretary

List of Exhibits:

Exhibit No.	Exhibit
10.1	Time-Based Restricted Stock Unit Agreement as of February 18, 2015
10.2	Performance Share Award Agreement as of February 18, 2015
10.3	Amended and Restated Executive Severance Compensation Plan as of February 18, 2015

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